UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   March 26, 2004
                                                         ----------------------


                                EARTHNETMEDIA, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                       NEVADA
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            333-57514                                   95-4834274
     ----------------------                  ----------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)

   222 Amalfi Drive, Santa Monica, California                90402
     --------------------------------------                 --------
    (Address of Principal Executive Offices)               (Zip Code)

                                 (310) 459-1081
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On March 28, 2004, the Registrant engaged Jay J. Shapiro, Certified Public Accountant, as the Registrant's independent accountants to report on the Company's balance sheet as of December 31, 2003, and the related statements of income, 'stockholders' equity and cash flows for the year then ended. The decision to appoint Jay J. Shapiro was approved by the Registrant's Board of Directors.

     The Registrant dismissed Amisano Hanson, Certified Public Accountants as its auditors effective March 26, 2004. During the Registrant's most recent fiscal year ended December 31, 2003 and continuing until the dismissal of Amisano Hanson, there were no disagreements with Amisano Hanson within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Amisano Hanson's satisfaction, would have caused Amisano Hanson to make reference to the subject matter of the disagreements in connection with its reports.

     During the Registrant's three most recent fiscal years and any subsequent interim period prior to the engagement of Jay J. Shapiro neither the Registrant nor anyone on the Registrant's behalf consulted with Jay J. Shapiro regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     The Registrant has requested Amisano Hanson to review the disclosures contained herein and has invited Amisano Hanson the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, or clarification of the Registrant's expression of Amisano Hanson 's views, or the respects in which Amisano Hanson does not agree with the statements contained herein. Amisano Hanson has reviewed the disclosures contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and agrees with the relevant portions of this disclosure. This letter is attached as Exhibit 16.1.

Item 7.  Exhibits.
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(c)      Exhibits:
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         The exhibits accompanying this report are listed in the accompanying
Exhibit Index.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EarthNetMedia, Inc.
                                            (Registrant)

Dated: March 31, 2004                       By:  /s/  Alie Chang
                                               --------------------------------
                                            Name:     Alie Chang
                                            Title:    President and C.E.O.

                                  EXHIBIT INDEX

     The following exhibits are filed herewith:


     Exhibit No.            Description
     -----------            -----------

     16.1                   Letter of Certified Public Acountant to the SEC